Exhibit 99.1


           CERTIFICATION OF PRESIDENT
   AS ADOPTED PURSUANT TO SECTION 906
    OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the accompanying Form 10-Q of
Dover Investments Corporation for the quarter ended
September 30, 2002,  I,   Frederick M. Weissberg,
Chairman of the Board and President  of Dover Investments
Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

 (1) such Form 10-Q for the quarter ended September 30, 2002 fully complies with the requirements of Section 13(a) or
      15(d) of the Securities Exchange Act of 1934;
       and

 (2) the information contained in such Form 10-Q for the quarter ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Dover Investments Corporation.



Date: November 13, 2002     By: /s/ Frederick M. Weissberg
                                                        Frederick M. Weissberg
                                                        Chairman of the Board
                                                         and President